                                                                   EXHIBIT 10.52

                            SHAREHOLDERS' AGREEMENT


     THIS SHAREHOLDERS' AGREEMENT (this "Agreement"), made as of this 24th day of August, 1998, by and among Jeffrey T. Arnold ("Arnold"), T. Blake Whitney ("Whitney"), K. Robert Draughon ("Draughon"), W. Michael Heekin ("Heekin"), and Bruce A. Springer ("Springer"; together with Arnold, Whitney, Draughon and Heekin being collectively referred to hereinafter as the "Managers" and individually as a "Manager"); HBO & COMPANY OF GEORGIA, a Delaware corporation (the "Purchaser"; the Purchaser and the Managers being referred to hereinafter collectively as the "Shareholders"); and WEBMD, INC., a Georgia corporation, formerly known as Endeavor Technologies, Inc. (the "Company");


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Arnold currently owns in the aggregate 3,000,000 shares of the Company's Common Stock, no par value per share, and 900,000 shares of the Company's Common Stock Series D, no par value per share, and is the Founder of the Company and currently serves as its Chairman and Chief Executive Officer;

     WHEREAS, Whitney, Draughon, Heekin and Springer currently serve in executive or otherwise key positions with the Company, and the Company has granted them options for the purchase of an aggregate of 1,165,000 shares of the Company's Common Stock Series D;

     WHEREAS, Draughon owns 50,000 shares of the Company's Common Stock Series
D;

     WHEREAS, the Purchaser and the Company have entered into a certain Investment Agreement dated August 24, 1998 (the "Investment Agreement"), pursuant to which the Purchaser has agreed to purchase a total of 667,000 shares (the "Purchased Shares") of Series A Preferred Stock, no par value per share, of the Company ("Preferred Stock");

     WHEREAS, it is a condition of the Purchaser's obligation to invest in the Company under the terms of the Investment Agreement that the parties agree upon certain matters with respect to the election of a director to be designated by the Purchaser and certain rights of co-sale regarding any series of common stock of the Company (hereinafter, "Common Stock") owned by them as of the date hereof, issuable to them upon exercise of options or otherwise subsequently acquired by them and addressing certain matters relating to the governance of the Company;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, to induce the Purchaser to enter into the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Shareholders do hereby agree as follows:

1.        Purchaser Board Nominee.
          -----------------------

     1.1  Purchaser Board Nominee.  At the meeting of the Board of Directors of
          -----------------------
the Company (the "Board") next succeeding the date hereof, or at a special meeting of shareholders called for such purpose (which may be among other purposes), the Board of Directors or the

Shareholders, as the case may be, shall cause Jay P. Gilbertson or, in lieu of Mr. Gilbertson, such other person as may be designated in writing by the Purchaser to serve as the member of the Board to be elected by the holders of the Preferred Stock in accordance with the designations thereof until the third
(3rd) anniversary hereof (regardless of any automatic conversion of such Preferred Stock into Common Stock upon an Initial Public Offering) and to serve as a member of the Board until the next election of directors of the Company. During such period, at any time that the shareholders of the Company shall have the right to vote for directors of the Company, then, and in each such event each of the Shareholders shall vote the shares of stock held of record or controlled by such Shareholder to elect Mr. Gilbertson or, in lieu of Mr. Gilbertson, such other person as may be designated in writing by the Purchaser, to the Board. Any vote taken to fill any seat vacated by the resignation of the director elected pursuant to this Section 1.1 shall be subject to the provisions of this Section 1.1.

     1.2  Not Assignable.  Notwithstanding the provisions of Section 4.2 hereof,
          ---------------
the Purchaser shall have no right to assign its rights pursuant to this Section 1, and no Permitted Transferee (as herein defined) of the Purchaser shall acquire any right to exercise such rights.

2.        Right of Co-Sale.
          ----------------

     2.1  Grant of Right of Co-Sale.  If the Purchaser does not elect to
          -------------------------
exercise the right of first refusal (the "Right of First Refusal") provided in
Section 5.3 of the Restated Shareholders Agreement of the Company dated October 18, 1996, as amended from time to time (the "Shareholders Agreement") then the Purchaser shall have a right of co-sale (as described in Subsection 2.2) with respect to any shares of Common Stock (the "Subject Shares") of a Manager (the "Selling Manager") that such Manager proposes to sell, assign, gift or otherwise transfer (the "Right of Co-Sale").

     2.2  Notice of Proposed Transfer.  Before effecting any proposed transfer
          ----------------------------
of Common Stock subject to Section 2.1 above, the Selling Manager shall give written notice to the Company and the Purchaser describing fully the proposed transfer, including the number of shares of Common Stock proposed to be transferred, the name and address of the proposed transferee(s) and the proposed transfer price, and the fair market value of any proposed non-cash consideration as provided in Section 3 hereof, which may be the same notice as is provided in
Section 5.3 of the Restated Shareholders Agreement (the "Transfer Notice"). The Transfer Notice shall contain an accurate summary of the offer of the proposed transferee(s), which must be a bona fide offer.

     2.3  Exercise of Right of Co-Sale.  The Right of Co-Sale shall entitle the
          ----------------------------
Purchaser to cause the Selling Manager to include in the proposed transfer described in the Transfer Notice, in substitution for an equal number of Subject Shares, a number of shares of Common Stock held by the Purchaser equal to the Co-Sale Number (as defined below), which shares may include Common Stock of any series issued to the Purchaser during the Co-Sale Period (as defined below), on the terms and conditions (including price per share) set forth in the Transfer Notice (such shares being referred to as the "Co-Sale Shares"). The Purchaser may exercise the Right of Co-Sale by delivering to the Selling Manager and the Company notice of such election (the "Election Notice") during the forty (40)- day period immediately following the delivery of the Transfer Notice described in Subsection 2.2 (the "Co-Sale Period"). As used herein, the "Co-Sale Number" with respect to the Purchaser means the number of shares of Common Stock equal

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to the product obtained by multiplying (i) the aggregate number of Subject
Shares by (ii) a fraction, the numerator of which is the number of shares of Common Stock held by the Purchaser at the time of the sale or transfer plus the number of shares of Common Stock then issuable to the Purchaser upon conversion of any Preferred Stock or upon exercise of any warrant held by the Purchaser at the time of the sale or transfer, and the denominator of which is the total number of shares of Common Stock owned by the Selling Manager and the Purchaser (including for such purpose all shares of Common Stock issuable to the Purchaser upon conversion of any Preferred Stock or upon exercise of any warrant held by the Purchaser) at the time of the sale or transfer; provided, however, that if Sirrom Investments, Inc. ("Sirrom") shall exercise the right of co-sale it has been granted pursuant to that certain Stock Purchase Warrant dated August 29, 1997 issued originally to Sirrom Capital Corp., the assignor to Sirrom (the "Sirrom Warrant"), then the denominator of the fraction described in (ii) above shall be the total number of shares of Common Stock owned by the Selling Manager, the Purchaser and Sirrom (which shall mean in the case of the Purchaser, all shares of Common Stock then owned by the Purchaser and all shares of Common Stock into which shares of Preferred Stock may be converted by the Purchaser and, in the case of Sirrom, all shares of Common Stock either owned by Sirrom or issuable pursuant to the Sirrom Warrant) at the time of the sale or transfer. The exercise or non-exercise of the Right of Co-Sale hereunder shall not adversely affect the right of the Purchaser to participate in subsequent sales of Subject Shares to which such right is granted under Subsection 2.1 hereof.

     2.4  Closing of Sales.  The Purchaser, if exercising its Right of Co-Sale,
          ----------------
may sell its Co-Sale Shares to the proposed transferee(s) (or the Company or the non-selling Shareholders (the "Remaining Shareholders"), as the case may be, should the Right of First Refusal be exercised), and the Selling Manager may sell such portion of the Subject Shares as remains after exercise by the Purchaser of its Right of Co-Sale, all on the terms and conditions otherwise described in the Transfer Notice. The closing of such purchase and sale of such Subject Shares and the Co-Sale Shares to such proposed transferees (or the Company or the Remaining Shareholders, as the case may be) shall be held simultaneously at such place and at such date and time as determined pursuant to the provisions of the Shareholders Agreement should the Right of First Refusal be exercised, or as agreed upon by the Selling Manager and the proposed transferee(s) should the Right of First Refusal not be exercised. Such closing shall take place not more than one hundred twenty (120) days following delivery of the Transfer Notice. If the Purchaser has exercised its Right of Co-Sale, at such closing, the Selling Manager shall remit or cause to be remitted to the Purchaser that portion of the sale proceeds to which the Purchaser is entitled by reason of the Purchaser's exercise of the Right of Co-Sale. To the extent that any prospective purchaser, or purchasers, prohibit such assignment or otherwise refuse to purchase Co-Sale Shares from the Purchaser, the Selling Manager shall not sell to such prospective purchaser or purchasers any Subject Shares unless and until, simultaneously with such sale, the Selling Manager shall purchase such Co-Sale Shares from the Purchaser. Any proposed transfer on terms or conditions differing materially from those described in the Transfer Notice, as well as any proposed transfer by the Selling Manager after expiration of such one hundred twenty (120)-day period, shall again require compliance by the Selling Manager with the procedures hereof.

3.   Non-Cash Consideration for Transfers.  In the event the consideration
     ------------------------------------
proposed to be paid to the Selling Manager as described in the Transfer Notice referred to in Section 2.2 hereof includes non-cash consideration, the Transfer Notice shall state the fair market value thereof,

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

which valuation shall be conclusive and binding on the Purchaser in the absence of a timely challenge made in accordance with this Section 3. The Purchaser may, within ten (10) days after delivery of the Transfer Notice, by written notice to the Selling Manager, challenge such valuation by specifying the Purchaser's valuation of such non-cash consideration. In the case of such a challenge, the value of non-cash consideration shall be determined by averaging the values set by the Transfer Notice and by the Purchaser, provided that the difference between the two values is within ten percent (10%) of the higher of such values. If such difference is not equal to or less than such 10% amount, then the Selling Manager and the Purchaser shall agree upon one independent appraiser, who shall determine the fair market value of the non-cash consideration for these purposes. In the event that such parties are unable to agree upon such an appraiser, the parties agree that the American Arbitration Association ("AAA") shall be employed to choose an independent appraiser and shall use their best efforts to cause AAA to designate an independent appraiser within a maximum of fourteen (14) days, and such person shall promptly determine the fair market value of the non-cash consideration for these purposes. In the event the appraisal process is utilized, (i) the party whose valuation of the shares less closely approximates the value determined by the appraiser, measured by absolute dollar amounts and not by percentages, shall pay all costs of the independent appraiser and (ii) the relevant time periods for the consummation of any transfer shall be tolled from the time a challenge is made to the Selling Manager's valuation of the non-cash consideration until the independent appraiser determines the fair market value thereof.

4.   Agreement's Application to Transferees.
     --------------------------------------

     4.1  Permitted Transferees.  The Right of Co-Sale described in Section 2
          ---------------------
hereof shall not apply to (i) any pledge of shares of Common Stock made pursuant to a bona fide loan transaction that creates a mere security interest; (ii) any transfer of shares of Common Stock by gift or bequest or through inheritance to, or for the benefit of, any ancestor or descendant, or the spouse or any ancestor or descendant of the spouse, of a Manager; (iii) any transfer of shares of Common Stock by a Manager to a trust for the benefit of any person described in clause (ii), (iv) up to 550,000 shares of Common Stock currently held by Arnold to Jouko J. Rissanen and (v) the exchange by Arnold of up to an additional 100,000 shares of Common Stock currently held by him for shares of common stock of certifiedemail.com, Inc. held by the chief executive officer of that company (persons to whom or which the transfers described in this Subsection 4.1 are made being referred to herein as "Permitted Transferees"); provided, however, that each Permitted Transferee, other than a Permitted Transferee taking through inheritance or pursuant to clauses (iv) and (v) above, shall be subject to the terms of Subsection 4.3 below. Such transferred Common Stock shall remain subject to the terms of this Agreement, and, for purposes of Sections 1, 2 and 3 hereof, such donee or transferee shall be treated as a "Manager."

     4.2  Rights and Duties of Transferees.  The provisions hereof shall be
          --------------------------------
binding upon the successors and permitted assigns of the Shareholders. Except as limited by this Agreement and by the Investment Agreement, all rights, remedies and entitlement of the Shareholders hereunder may be assigned in full or in part to any Permitted Transferee or Permitted Transferees of any shares of capital stock of the Company together with the securities being assigned.

     4.3  Written Agreement.  All transferees of any capital stock owned on the
          -----------------
date hereof by the Managers, or of any capital stock issued upon exercise of any options or as dividends with respect to any of such capital stock, or of any interest therein, other than a transferee who is already a party hereto, shall be required as a condition of such transfer to agree in writing that they will receive and hold such shares of capital stock or interest therein subject to the provisions of this Agreement. For such purposes, transferees of any Manager shall be subject to the rights and obligations of such Manager provided for in this Agreement. Any sale or transfer of any such shares shall be void unless the provisions of this Subsection 4.3 are met.

5.   Agreement to Co-Operate.  Each Manager agrees that, in the event the
     -----------------------
Purchaser takes any action to exercise or enforce its rights under this Agreement or the Investment Agreement, such Manager shall take such actions in his capacity as an officer or shareholder of the Company or any of its subsidiaries as the Purchaser may reasonably request, subject only to such obligations as such Manager may have as a matter of law, or pursuant to the order of any court having jurisdiction over such Manager, to furnish support to the Purchaser in such exercise or enforcement, to cause the Company to comply with its obligations in respect thereof, to prevent the Company or any subsidiary thereof from doing anything to defeat or diminish the Purchaser's rights and remedies, and not knowingly to become a party to any proceeding whereby the Company or any such subsidiary does anything to defeat or diminish such rights or remedies.

6.   Miscellaneous.
     -------------

     6.1  Legends.  In addition to any legends required by applicable securities
          -------
laws, all certificates representing any shares, or rights to acquire shares, of capital stock of the Company subject to the provisions of this Agreement shall have endorsed thereon legends substantially as follows:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A CERTAIN SHAREHOLDERS' AGREEMENT DATED AUGUST _24, 1998, TO WHICH THE REGISTERED HOLDER, OR HIS OR ITS PREDECESSOR IN INTEREST, IS A PARTY, WHICH AGREEMENT PROVIDES FOR CERTAIN VOTING RIGHTS AND OBLIGATIONS OF SALE AND PURCHASE. SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER AND AFFECTS THE TRANSFERABILITY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

     6.2  Transfers in Violation of Agreement.  The Company shall not (a)
          -----------------------------------
transfer on its books any shares of capital stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such shares, or accord the right to vote as such owner, or pay dividends to, any transferee to whom any such shares shall have been so transferred.

     6.3  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Each Shareholder agrees upon the written request of the Company to issue promptly an estoppel certificate to the Company or entity designated by the Company as to facts reasonably required by such entity pertaining to the rights and obligations of the respective parties under this Agreement.

     6.4  Termination.  Unless provisions of this Agreement are earlier
          -----------
terminated pursuant to their terms, this Agreement shall terminate and shall be of no further force or effect upon the soonest to occur of (a) the passage of twenty (20) years; (b) the written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of Preferred Stock and two-thirds (2/3) of the then outstanding shares of Common Stock, the holders of which are subject to this Agreement; (c) except with respect to Section 1 hereof, immediately prior to the closing of an Initial Public Offering as defined in the Company's Articles of Incorporation; and (d) with respect to Section 1 hereof, the third (3rd) anniversary of the date hereof.

     6.5  Gender.  Any pronoun used herein shall be deemed to cover all genders.
          ------

     6.6  Titles.  The titles of the sections of this Agreement are for
          ------
convenience of reference only and are not to be considered in construing this Agreement.

     6.7  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     6.8  Governing Law.  This Agreement shall be governed by the provisions of
          -------------
the law of the State of Georgia, without reference to its principles of conflicts of laws.

     6.9  Entire Agreement; Amendment.  This Agreement constitutes the full and
          ---------------------------
entire understanding and agreement among the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, except by a written instrument signed by all parties hereto.

     6.10 Notices.  Except where telephonic notice is expressly permitted
          -------
herein, any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) business days after deposit in the United States Postal Service, by certified mail, return receipt requested, postage prepaid, addressed to the other party hereto at his or its address hereinafter shown below his or its signature or at such other address as such party may designate by like notice to all other parties hereto.

     6.11 Stock Dividends.  If, from time to time, during the term of this
          ---------------
Agreement there is any stock dividend, stock split or similar other change in the character or amount of any of the outstanding capital stock of the Company, then in such event any and all such new, substituted or additional securities to which the Shareholders are entitled by reason of their ownership of capital stock shall be immediately subject or entitled to the terms of this Agreement with the same force and effect as the shares of capital stock presently subject to this Agreement.

     6.12 Subsequent Issuances and Purchases.  All shares of capital stock that
          ----------------------------------
are issued to or purchased by any Manager after the date hereof, including without limitation, any obtained by exercise of any stock option or warrant previously granted or granted hereafter to a Manager, shall become immediately subject or entitled to the terms of this Agreement without further action by the parties to this Agreement.

     6.13 Additional Parties.  Each of the Managers agrees that all shares of
          -------------------
Common Stock issued to him pursuant to stock options or warrants held by him currently or granted to him in the future shall be subject to the terms and conditions of this Agreement. The Company shall not issue, and the Shareholders shall vote their shares of Common Stock and Preferred Stock in an effort to prevent the Company from issuing, any shares or grant any options, warrants or similar rights for the purchase of shares of the Company's capital stock hereafter to any future executive officer of the Company unless, as a condition thereto, such person is or becomes a party to this Agreement and assumes all the obligations of a "Manager" hereunder.

     6.14 Severability.  Any provision hereof that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the parties hereto waive any provision of law that renders any such provision prohibited or unenforceable in any respect.

               [SIGNATURES APPEAR ON IMMEDIATELY FOLLOWING PAGE]

                    [SIGNATURES TO SHAREHOLDERS' AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement either themselves or by their duly authorized representatives as of the day and year first written above.


                              /s/ Jeffrey T. Arnold
                              ------------------------------------------
                              JEFFREY T. ARNOLD, individually

                              Address:   3399 Peachtree Road, NE #400
                                         -------------------------------
                                         Atlanta, GA 30326
                                         -------------------------------

                              __________________________________________



                              /s/ T. Blake Whitney
                              ------------------------------------------
                              T. BLAKE WHITNEY, individually

                              Address:   3399 Peachtree Road, NE #400
                                         -------------------------------
                                         Atlanta, GA 30326
                                         -------------------------------

                              __________________________________________


                              /s/ K. Robert Draughon
                              ------------------------------------------
                              K. ROBERT DRAUGHON, individually

                              Address:   3399 Peachtree Road, NE #400
                                         -------------------------------
                                         Atlanta, GA 30326
                                         -------------------------------

                              __________________________________________


                              /s/ W. Michael Heekin
                              ------------------------------------------
                              W. MICHAEL HEEKIN, individually

                              Address:   3399 Peachtree Road, NE #400
                                         -------------------------------
                                         Atlanta, GA 30326
                                         -------------------------------

                              __________________________________________

                              /s/ Bruce A. Springer
                              ------------------------------------------
                              BRUCE A. SPRINGER, individually

                              Address:   3399 Peachtree Road, NE #400
                                         -------------------------------
                                         Atlanta, GA 30326
                                         -------------------------------

                              __________________________________________


                              HBO & COMPANY OF GEORGIA


                              By: /s/ Russell G. Overton
                                  --------------------------------------
                                  RUSSELL G. OVERTON
                                  Senior Vice President
                                  Corporate Planning and Business Development

                              Address:   301 Perimeter Center North.
                                         Atlanta, Georgia 30326



                              WEBMD, INC.


                              By: /s/ Jeffrey T. Arnold
                                  --------------------------------------
                                  JEFFREY T. ARNOLD
                                  Chairman and Chief Executive Officer

                              Address:   400 The Lenox Building
                                         3399 Peachtree Road
                                         Atlanta, Georgia  30326



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